UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 6, 2026

Benchmark 2026-B44 Mortgage Trust

(Central Index Key Number 0002160315)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

National Cooperative Bank, N.A.

(Central Index Key Number 0001577313)

German American Capital Corporation

(Central Index Key Number 0001541294)

UBS AG New York Branch

(Central Index Key Number 0001685185)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

Bank of Montreal

(Central Index Key Number 0000927971)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of the sponsors as specified in its charters)

Delaware	333-286173-05	22-3442024
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

200 West Street New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 902-1000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                ☐

Item 8.01.	Other Events.

On November 6, 2026, GS Mortgage Securities Corporation II (the “Depositor”) entered into an agreement to sell all of the Publicly Offered Certificates (as defined below), having an aggregate initial principal amount of $701,928,000, to Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), UBS Securities LLC (“UBS Securities”), Barclays Capital Inc. (“BCI”), BMO Capital Markets Corp. (“BMO Capital”), J.P. Morgan Securities LLC (“JPMS”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., CGMI, DBSI, UBS Securities, BCI, BMO Capital, JPMS and Academy, in such capacities, the “Underwriters”) on or about November 20, 2026 (the “Closing Date”), pursuant to an underwriting agreement, dated as of November 6, 2026 and as to which an executed version is attached hereto as Exhibit 1.1 (the “Underwriting Agreement”), among the Depositor and the Underwriters.

On November 6, 2026, the Depositor also entered into an agreement to sell all of the Privately Offered Certificates (as defined below), having an aggregate initial principal amount of $74,756,003, to GS&Co., CGMI, DBSI, UBS Securities, BCI, BMO Capital, JPMS, Academy and Drexel (collectively in such capacity, the “Initial Purchasers”) on or about the Closing Date, pursuant to a certificate purchase agreement, dated as of November 6, 2026 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers.

On or about the Closing Date, it is expected that the Depositor will cause (i) the issuance of the Benchmark 2026-B44 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2026-B44 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of November 1, 2026 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as a master servicer, National Cooperative Bank, N.A., as a master servicer, CWCapital Asset Management LLC, as a special servicer, National Cooperative Bank, N.A., as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) Class X-D, Class X-F, Class X-G, Class D, Class F, Class G, Class J-RR and Class R Certificates (the “Privately Offered Certificates”) and (iii) Class RR Certificates.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Depositor’s Prospectus, dated November 9, 2026 and filed with the Securities and Exchange Commission on November 10, 2026 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
Colorado Mills	4.7	NAP
The Falls	4.8	NAP
One Dag	4.9	4.2
Arizona Mills	4.10	4.3
The Pointe at Polaris	4.11	4.3
The Ritz Tower	4.12	4.3
400 Arcola Road	4.13	4.4
NOVA Retail 2-Pack	4.14	4.5
Pismo Beach and Queenstown Premium Outlets	4.15	4.6

The NOVA Retail 2-Pack Whole Loan will be primary serviced pursuant to the Primary Servicing Agreement, attached hereto as Exhibit 4.16 dated as of April 1, 2026, by and between Trimont LLC, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in Benchmark 2026-B44 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 63 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 79 commercial, multifamily and/or residential cooperative properties. The Mortgage Loans will be acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of November 20, 2026 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of November 20, 2026 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (iii) German American Capital Corporation (“GACC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.3 and dated as of November 20, 2026 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iv) Barclays Capital Real Estate Inc. (“BCREI”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.4 and dated as of November 20, 2026 (the “BCREI Mortgage Loan Purchase Agreement”), between the Depositor and BCREI, (v) Bank of Montreal (“BMO”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.5 and dated as of November 20, 2026 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO, (vi) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.6 and dated as of November 20, 2026 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Depositor and JPMCB, (vii) Starwood Mortgage Capital LLC (“SMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.7 and dated as of November 20, 2026 (the “SMC Mortgage Loan Purchase Agreement”), between the Depositor and SMC, (viii) National Cooperative Bank, N.A. (“NCB”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.8 and dated as of November 20, 2026 (the “NCB Mortgage Loan Purchase Agreement”), between the Depositor and NCB and (ix) UBS AG New York Branch (“UBS AG”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.9 and dated as of November 20, 2026 (the “UBS AG Mortgage Loan Purchase Agreement” and together with the GSMC Mortgage Loan Purchase Agreement, the CREFI Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement, the BCREI Mortgage Loan Purchase Agreement, the BMO Mortgage Loan Purchase Agreement, the JPMCB Mortgage Loan Purchase Agreement, the SMC Mortgage Loan Purchase Agreement and the NCB Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the

Depositor and UBS AG. Further information regarding such sales has been previously provided in the Prospectus.

The funds that will be used by the Depositor to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Depositor to the Underwriters, pursuant to the Underwriting Agreement, (ii) the sale of the Privately Offered Certificates by the Depositor to the Initial Purchasers, pursuant to the Certificate Purchase Agreement, (iii) the sale of the RR Interest by the Depositor to GSMC, pursuant to the GSMC Mortgage Loan Purchase Agreement and (iv) the sale of the Class RR Certificates by the Depositor to CREFI, pursuant to the CREFI Mortgage Loan Purchase Agreement. The Publicly Offered Certificates were offered by the Underwriters for sale to the public, pursuant to the Prospectus, in negotiated transactions or otherwise at varying prices determined at the time of sale. The Privately Offered Certificates and the Class RR Certificates will be sold in transactions exempt from registration under the Securities Act of 1933 (the “Act”), as amended, pursuant to Section 4(a)(2) of the Act.

The related registration statement (file no. 333-286173) was originally declared effective on August 5, 2025. In connection with the Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of November 9, 2026.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of November 6, 2026, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Barclays Capital Inc., BMO Capital Markets Corp., J.P. Morgan Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2026, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as a master servicer, National Cooperative Bank, N.A., as a master servicer, CWCapital Asset Management LLC, as a special servicer, National Cooperative Bank, N.A., as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of July 1, 2026, among Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as a master servicer, National Cooperative Bank, N.A., as a master servicer, CWCapital Asset Management LLC, as a special servicer, National Cooperative Bank, N.A., as a special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of August 1, 2026, among BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as a master servicer, National Cooperative Bank, N.A., as a master servicer, Rialto Capital Advisors, LLC, as a special servicer, National Cooperative Bank, N.A., as a special servicer, Wilmington Savings Fund Society, FSB, as trustee, Citibank, N.A., as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of March 1, 2026, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of April 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of August 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust

Company, National Association, as certificate administrator and as custodian, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Co-Lender Agreement, dated as of October 21, 2026, by and among Goldman Sachs Bank USA, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder, and German American Capital Corporation, as Note A-5 Holder, Note A-6 Holder, Note A-7 Holder and Note A-8 Holder, relating to the Colorado Mills Whole Loan.
Exhibit 4.8	Co-Lender Agreement, dated as of June 15, 2026, between German American Capital Corporation, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder, and JPMorgan Chase Bank, National Association, as Note A-5 Holder and Note A-6 Holder, relating to The Falls Whole Loan.
Exhibit 4.9	Co-Lender Agreement, dated as of June 15, 2026, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, relating to the One Dag Whole Loan.
Exhibit 4.10	Co-Lender Agreement, dated as of July 23, 2026, by and between Bank of Montreal, as Initial Note A-1 Holder, Bank of Montreal, as Initial Note A-2 Holder, Bank of Montreal, as Initial Note A-3 Holder, Bank of Montreal, as Initial Note A-4 Holder, Citi Real Estate Funding Inc., as Initial Note A-5 Holder, Citi Real Estate Funding Inc., as Initial Note A-6 Holder, Citi Real Estate Funding Inc., as Initial Note A-7 Holder, and Citi Real Estate Funding Inc., as Initial Note A-8 Holder, relating to the Arizona Mills Whole Loan.
Exhibit 4.11	Co-Lender Agreement, dated as of April 17, 2026, between German American Capital Corporation, as Note A-1 Holder, and German American Capital Corporation, as Note A-2 Holder, relating to The Pointe at Polaris Whole Loan.
Exhibit 4.12	Co-Lender Agreement, dated as of August 6, 2026, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to The Ritz Tower Whole Loan.
Exhibit 4.13	Agreement Between Noteholders, dated as of February 24, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, Goldman Sachs Bank USA, as Initial Note A-3 Holder, Goldman Sachs Bank USA, as Initial Note A-4 Holder, and Goldman Sachs Bank USA, as Initial Note A-5 Holder, relating to the 400 Arcola Road Whole Loan.
Exhibit 4.14	Co-Lender Agreement, dated as of March 25, 2026, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, Goldman Sachs Bank USA, as Initial Note A-3 Holder, Goldman Sachs Bank USA, as Initial Note A-4 Holder, Goldman Sachs Bank USA, as Initial Note A-5 Holder, and Goldman Sachs Bank USA, as Initial Note A-6 Holder, relating to the NOVA Retail 2-Pack Whole Loan.
Exhibit 4.15	Agreement Between Noteholders, dated as of July 6, 2026, by and between Barclays Capital Real Estate Inc., and Barclays Capital Real Estate Inc., relating the Pismo Beach and Queenstown Premium Outlets Whole Loan.

Exhibit 4.16	Primary Servicing Agreement, dated as of April 1, 2026, by and between Trimont LLC and Midland Loan Services, a Division of PNC Bank, National Association.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated November 9, 2026.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between Citi Real Estate Funding Inc., as seller and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between Barclays Capital Real Estate Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between Bank of Montreal, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between JPMorgan Chase Bank, National Association, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between Starwood Mortgage Capital LLC, as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between National Cooperative Bank, N.A., as seller, and GS Mortgage Securities Corporation II, as purchaser.
Exhibit 99.9	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between UBS AG New York Branch, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 10, 2026		GS MORTGAGE SECURITIES
CORPORATION II

	By:	/s/ Scott Epperson
Name: Scott Epperson
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of November 6, 2026, among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., UBS Securities LLC, Barclays Capital Inc., BMO Capital Markets Corp., J.P. Morgan Securities LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2026, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as a master servicer, National Cooperative Bank, N.A., as a master servicer, CWCapital Asset Management LLC, as a special servicer, National Cooperative Bank, N.A., as a special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of July 1, 2026, among Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as a master servicer, National Cooperative Bank, N.A., as a master servicer, CWCapital Asset Management LLC, as a special servicer, National Cooperative Bank, N.A., as a special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.3	Pooling and Servicing Agreement, dated and effective as of August 1, 2026, among BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as a master servicer, National Cooperative Bank, N.A., as a master servicer, Rialto Capital Advisors, LLC, as a special servicer, National Cooperative Bank, N.A., as a special servicer, Wilmington Savings Fund Society, FSB, as trustee, Citibank, N.A., as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

4.4	Pooling and Servicing Agreement, dated as of March 1, 2026, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.	(E)
4.5	Pooling and Servicing Agreement, dated and effective as of April 1, 2026, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.	(E)
4.6	Pooling and Servicing Agreement, dated and effective as of August 1, 2025, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Trimont LLC, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as custodian, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.7	Co-Lender Agreement, dated as of October 21, 2026, by and among Goldman Sachs Bank USA, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder, and German American Capital Corporation, as Note A-5 Holder, Note A-6 Holder, Note A-7 Holder and Note A-8 Holder, relating to the Colorado Mills Whole Loan.	(E)
4.8	Co-Lender Agreement, dated as of June 15, 2026, between German American Capital Corporation, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder, and JPMorgan Chase Bank, National Association, as Note A-5 Holder and Note A-6 Holder, relating to The Falls Whole Loan.	(E)
4.9	Co-Lender Agreement, dated as of June 15, 2026, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder, relating to the One Dag Whole Loan.	(E)

4.10	Co-Lender Agreement, dated as of July 23, 2026, by and between Bank of Montreal, as Initial Note A-1 Holder, Bank of Montreal, as Initial Note A-2 Holder, Bank of Montreal, as Initial Note A-3 Holder, Bank of Montreal, as Initial Note A-4 Holder, Citi Real Estate Funding Inc., as Initial Note A-5 Holder, Citi Real Estate Funding Inc., as Initial Note A-6 Holder, Citi Real Estate Funding Inc., as Initial Note A-7 Holder, and Citi Real Estate Funding Inc., as Initial Note A-8 Holder, relating to the Arizona Mills Whole Loan.	(E)
4.11	Co-Lender Agreement, dated as of April 17, 2026, between German American Capital Corporation, as Note A-1 Holder, and German American Capital Corporation, as Note A-2 Holder, relating to The Pointe at Polaris Whole Loan.	(E)
4.12	Co-Lender Agreement, dated as of August 6, 2026, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to The Ritz Tower Whole Loan.	(E)
4.13	Agreement Between Noteholders, dated as of February 24, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, Goldman Sachs Bank USA, as Initial Note A-3 Holder, Goldman Sachs Bank USA, as Initial Note A-4 Holder, and Goldman Sachs Bank USA, as Initial Note A-5 Holder, relating to the 400 Arcola Road Whole Loan.	(E)
4.14	Co-Lender Agreement, dated as of March 25, 2026, by and among JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2 Holder, Goldman Sachs Bank USA, as Initial Note A-3 Holder, Goldman Sachs Bank USA, as Initial Note A-4 Holder, Goldman Sachs Bank USA, as Initial Note A-5 Holder, and Goldman Sachs Bank USA, as Initial Note A-6 Holder, relating to the NOVA Retail 2-Pack Whole Loan.	(E)
4.15	Agreement Between Noteholders, dated as of July 6, 2026, by and between Barclays Capital Real Estate Inc., and Barclays Capital Real Estate Inc., relating the Pismo Beach and Queenstown Premium Outlets Whole Loan.	(E)
4.16	Primary Servicing Agreement, dated as of April 1, 2026, by and between Trimont LLC and Midland Loan Services, a Division of PNC Bank, National Association.	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated November 9, 2026.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between Citi Real Estate Funding Inc., as seller and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between German American Capital Corporation, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between Barclays Capital Real Estate Inc., as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between Bank of Montreal, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.6	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between JPMorgan Chase Bank, National Association, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.7	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between Starwood Mortgage Capital LLC, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.8	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between National Cooperative Bank, N.A., as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.9	Mortgage Loan Purchase Agreement, dated as of November 20, 2026, between UBS AG New York Branch, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)